Exhibit 99.1

NetScout Systems Reports Financial Results For Second Quarter Fiscal Year 2014

Q2 GAAP and Non-GAAP Revenue Up 9% Year-over-Year

Q2 GAAP and Non-GAAP Product Revenue Up 13% Year-over-Year

Q2 GAAP and Non-GAAP EPS Comparable Year-Over-Year

WESTFORD, Mass.--(BUSINESS WIRE)--October 17, 2013--NetScout Systems, Inc. (NASDAQ: NTCT):

Q2 FY 2014
	GAAP	Non-GAAP
Revenue	$92.1 million	$92.2 million
Net income	$9.9 million	$14.3 million
Net Income per share	$0.24	$0.34

NetScout Systems, Inc. (NASDAQ: NTCT), an industry leader for advanced application and service assurance solutions, today announced financial results for its second quarter of fiscal year 2014 ended September 30, 2013.

“NetScout delivered a solid second quarter, reporting good results that were in line with our operating plan,” said Anil Singhal, President and CEO. “We are pleased to see notable growth of product revenue, augmented by keen customer interest in our newly released products. One of the more significant recent product developments is our nGeniusONE™ platform, a converged solution for network and application performance. nGeniusONE provides IT operations with a top-down, service-focused perspective of performance characteristics of all network and application elements associated with service delivery.” Mr. Singhal added, “We see growing demand for our intelligent, highly scalable packet flow monitoring switches—complementary products that simplify and streamline our customers’ network monitoring architectures. We believe our Unified Service Delivery Management strategy is increasing mind share across our enterprise and service provider markets as we continue to deliver unique product enhancements and technology.”

Total GAAP revenue for the second quarter was $92.1 million; non-GAAP revenue was $92.2 million. A reconciliation of GAAP and non-GAAP results is included in the attached financial tables.

Product revenue for the second quarter, on a GAAP and non-GAAP basis was $52.4 million. Service revenue on a GAAP basis was $39.7 million and non-GAAP service revenue was $39.8 million.

GAAP net income for the second quarter was $9.9 million, or $0.24 per diluted share. GAAP income from operations was $15.9 million. On a non-GAAP basis, net income for the quarter was $14.3 million, or $0.34 per diluted share, and non-GAAP income from operations was $22.6 million.

  GAAP and non-GAAP revenue increased 9% year-over-year and increased 13% sequentially.
  GAAP and non-GAAP product revenue increased 13% year-over-year and increased 22% sequentially.
  GAAP operating margin was 17%, down three points from a year ago and up six points sequentially. Non-GAAP operating margin was 25%, down three points from a year ago and up eight points sequentially.
  As of September 30, 2013, cash and cash equivalents and short and long-term marketable securities were $159.4 million, down $3.4 million from $162.8 million as of the end of the prior quarter.

Guidance:

For fiscal year 2014, we are reiterating the guidance we issued on April 25, 2013. We expect GAAP revenue to be in the range of $384 million to $399 million and non-GAAP revenue to be in the range of $385 million to $400 million. GAAP net income per diluted share is expected to be in the range of $1.06 to $1.16 and non-GAAP net income per diluted share between $1.40 and $1.50.

For fiscal year 2014, the non-GAAP net income per diluted share expectation excludes the acquisition accounting adjustment to fair value of approximately $0.6 million for deferred revenue, forecasted share-based compensation expenses of approximately $12.8 million, estimated amortization of acquired intangible assets of approximately $6.7 million, compensation for post combination services of approximately $2.6 million, business development charges of approximately $0.4 million, the related impact of these adjustments on the provision for income taxes of $8.8 million and a tax offset for tax impact of non-GAAP reconciling items in loss jurisdictions of approximately $0.4 million.

CONFERENCE CALL INSTRUCTIONS:

NetScout invites shareholders to listen to its conference call today at 8:30 a.m. ET, which will be webcast live through NetScout’s website at http://ir.netscout.com/phoenix.zhtml?c=92658&p=irol-irhome. Alternatively, people can listen to the call by dialing (866)701-8242 for U.S./Canada and (763)416-6912 for international callers and using conference ID: 82804101. A replay of the call will be available after 11:30 a.m. ET on October 17, 2013 for approximately one week. The number for the replay is (855)859-2056 for U.S./Canada and (404)537-3406 for international callers. The conference ID is: 82804101.

Use of Non-GAAP Financial Information

To supplement the financial measures presented in NetScout's press release in accordance with accounting principles generally accepted in the United States ("GAAP"), NetScout also reports the following non-GAAP measures: non-GAAP revenue, non-GAAP net income and non-GAAP net income per diluted share. Non-GAAP revenue eliminates the GAAP effects of acquisitions by adding back revenue related to deferred revenue revaluation. Non-GAAP net income includes the foregoing adjustment and also removes expenses related to the amortization of acquired intangible assets, stock-based compensation, restructuring, certain expenses relating to acquisitions including compensation for post-combination services and business development charges, net of related income tax effects. Non-GAAP diluted net income per share also excludes these expenses as well as the related impact of all these adjustments on the provision for income taxes.

These non-GAAP measures are not in accordance with GAAP, should not be considered an alternative for measures prepared in accordance with GAAP (revenue, net income and diluted net income per share), and may have limitations in that they do not reflect all of NetScout’s results of operations as determined in accordance with GAAP. These non-GAAP measures should only be used to evaluate NetScout’s results of operations in conjunction with the corresponding GAAP measures. The presentation of non-GAAP information is not meant to be considered superior to, in isolation from or as a substitute for results prepared in accordance with GAAP.

NetScout believes these non-GAAP financial measures will enhance the reader’s overall understanding of NetScout’s current financial performance and NetScout's prospects for the future by providing a higher degree of transparency for certain financial measures and providing a level of disclosure that helps investors understand how the Company plans and measures its own business. NetScout believes that providing these non-GAAP measures affords investors a view of NetScout’s operating results that may be more easily compared to peer companies and also enables investors to consider NetScout’s operating results on both a GAAP and non-GAAP basis during and following the integration period of NetScout’s acquisitions. Presenting the GAAP measures on their own would not be indicative of NetScout’s core operating results. Furthermore, NetScout believes that the presentation of non-GAAP measures when shown in conjunction with the corresponding GAAP measures provide useful information to management and investors regarding present and future business trends relating to its financial condition and results of operations.

NetScout management regularly uses supplemental non-GAAP financial measures internally to understand, manage and evaluate its business and to make operating decisions. These non-GAAP measures are among the primary factors that management uses in planning and forecasting future periods.

About NetScout Systems, Inc.

NetScout Systems, Inc. (NASDAQ: NTCT) is the market leader in Unified Service Delivery Management enabling comprehensive end-to-end network and application assurance. For 28 years, NetScout has delivered breakthrough packet-flow technology that provides trusted and comprehensive real-time network and application performance intelligence enabling unified assurance of the network, applications and users. These solutions enable IT staff to predict, preempt and resolve network and service delivery problems while facilitating the optimization and capacity planning of the network infrastructure. NetScout nGenius® and Sniffer® solutions are deployed at more than 20,000 of the world’s largest enterprises, government agencies, and more than 165 service providers, on over one million physical and 2,000 virtual network segments to assure the network, applications, and service delivery to their users and customers. For more information about NetScout go to www.netscout.com.

Safe Harbor

Forward-looking statements in this release are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and other federal securities laws. Investors are cautioned that statements in this press release, which are not strictly historical statements, including without limitation, our financial guidance for fiscal 2014, constitute forward-looking statements which involve risks and uncertainties. Actual results could differ materially from the forward-looking statements. Risks and uncertainties which could cause actual results to differ include, without limitation, risks and uncertainties associated with slowdowns or downturns in economic conditions generally and in the market for advanced network and service assurance solutions specifically, NetScout’s relationships with strategic partners, dependence upon broad-based acceptance of NetScout’s network performance management solutions, NetScout’s ability to achieve and maintain a high rate of growth, introduction and market acceptance of new products and product enhancements, the ability of NetScout to take advantage of service provider opportunities, competitive pricing pressures, reliance on sole source suppliers, successful expansion and management of direct and indirect distribution channels and dependence on proprietary technology and the ability of NetScout to successfully integrate Psytechnics, Fox Replay, Simena, Accanto Systems and ONPATH Technologies, and achieve operational efficiencies. For a more detailed description of the risk factors associated with NetScout, please refer to NetScout’s Annual Report on Form 10-K for the fiscal year ended March 31, 2013 on file with the Securities and Exchange Commission. NetScout assumes no obligation to update any forward-looking information contained in this press release or with respect to the announcements described herein.

©2013 NetScout Systems, Inc. All rights reserved. NetScout and the NetScout logo and nGenius are registered trademarks of NetScout Systems, Inc.

NetScout Systems, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except per share data)

	Three Months Ended September 30,		Six Months Ended September 30,
	2013	2012	2013	2012
Revenue:
Product	$52,357	$46,162	$95,334	$86,424
Service	39,740	38,383	78,568	74,482
Total revenue	92,097	84,545	173,902	160,906

Cost of revenue:
Product	11,810	10,330	21,583	20,400
Service	7,894	6,611	15,043	13,404
Total cost of revenue	19,704	16,941	36,626	33,804

Gross profit	72,393	67,604	137,276	127,102

Operating expenses:
Research and development	16,638	15,201	32,603	29,278
Sales and marketing	31,559	26,743	63,759	56,892
General and administrative	7,457	6,975	14,438	13,532
Amortization of acquired intangible assets	857	645	1,711	1,231
Restructuring charges	-	1,153	-	1,066
Total operating expenses	56,511	50,717	112,511	101,999

Income from operations	15,882	16,887	24,765	25,103
Interest and other expense, net	(59)	(116)	(132)	(472)

Income before income tax expense	15,823	16,771	24,633	24,631
Income tax expense	5,940	6,861	9,497	9,713
Net income	$9,883	$9,910	$15,136	$14,918

Basic net income per share	$0.24	$0.24	$0.37	$0.36
Diluted net income per share	$0.24	$0.23	$0.36	$0.35
Weighted average common shares outstanding used in computing:
Net income per share - basic	41,392	41,695	41,398	41,715
Net income per share - diluted	41,950	42,344	42,004	42,400

NetScout Systems, Inc.
Reconciliation of Current GAAP to Current and Historical Non-GAAP Financial Measures
(In thousands, except per share data)
	Three Months Ended September 30,		Six Months Ended September 30,
	2013	2012	2013	2012

GAAP Revenue	$92,097	$84,545	$173,902	$160,906
Deferred revenue fair value adjustment	139	133	279	271
Non-GAAP Revenue	$92,236	$84,678	$174,181	$161,177

GAAP Gross profit	$72,393	$67,604	$137,276	$127,102
Deferred revenue fair value adjustment	139	133	279	271
Shared-based compensation expense (1)	294	153	484	268
Amortization of acquired intangible assets (2)	824	1,485	1,643	2,902
Compensation for post combination services (4)	9	-	17	-
Non-GAAP Gross profit	$73,659	$69,375	$139,699	$130,543

GAAP Income from operations	$15,882	$16,887	$24,765	$25,103
Deferred revenue fair value adjustment	139	133	279	271
Shared-based compensation expense (1)	3,930	2,532	6,742	4,779
Amortization of acquired intangible assets (2)	1,681	2,130	3,354	4,133
Business development and integration expense (3)	234	474	404	831
Compensation for post combination services (4)	711	442	1,155	814
Restructuring charges	-	1,153	-	1,066
Non-GAAP Income from operations	$22,577	$23,751	$36,699	$36,997

GAAP Net income	$9,883	$9,910	$15,136	$14,918
Deferred revenue fair value adjustment	139	133	279	271
Shared-based compensation expense (1)	3,930	2,532	6,742	4,779
Amortization of acquired intangible assets (2)	1,681	2,130	3,354	4,133
Business development and integration expense (3)	234	474	404	831
Compensation for post combination services (4)	711	442	1,155	814
Restructuring charges	-	1,153	-	1,066
Income tax adjustments (5)	(2,308)	(2,330)	(4,093)	(4,242)
Non-GAAP Net income	$14,270	$14,444	$22,977	$22,570

GAAP Diluted Net income per share	$0.24	$0.23	$0.36	$0.35
Share impact of non-GAAP adjustments identified above	0.10	0.11	0.19	0.18
Non-GAAP Diluted net income per share	$0.34	$0.34	$0.55	$0.53

Shares used in computing non-GAAP diluted net income per share	41,950	42,344	42,004	42,400

(1) Share-based compensation expense included in these amounts is as follows:

Cost of product revenue	$68	$66	$112	$115
Cost of service revenue	226	87	372	153
Research and development	1,263	742	2,159	1,386
Sales and marketing	1,163	808	2,008	1,526
General and administrative	1,210	829	2,091	1,599
Total share-based compensation expense	$3,930	$2,532	$6,742	$4,779

(2) Amortization expense related to acquired software and product technology included in these amounts is as follows:

Cost of product revenue	$824	$1,485	$1,643	$2,902
Operating expenses	857	645	1,711	1,231
Total amortization expense	$1,681	$2,130	$3,354	$4,133

(3) Business development and integration expense included in these amounts is as follows:

Cost of service revenue	$-	$-	$-	$-
Research and development	-	-	-	-
Sales and marketing	-	-	-	-
General and administrative	234	474	404	831
Other income (expense), net	-	-	-	-
Total business development and integration expense	$234	$474	$404	$831

(4) Compensation for post combination services included in these amounts is as follows:

Cost of product revenue	6	-	12	-
Cost of service revenue	3	-	5	-
Research and development	381	442	494	814
Sales and marketing	37	-	76	-
General and administrative	284	-	568	-
Total compensation for post combination services	$711	$442	$1,155	$814

(5) Total income tax adjustment is as follows:
Tax effect of non-GAAP adjustments above at 38%	$(2,544)	$(2,608)	$(4,536)	$(4,520)
Tax impact of non-GAAP reconciling items in loss jurisdictions	236	278	443	278
Total income tax adjustments	$(2,308)	$(2,330)	$(4,093)	$(4,242)

NetScout Systems, Inc. Consolidated Balance Sheets (In thousands)

	September 30, 2013	March 31, 2013

Assets
Current assets:
Cash, cash equivalents and marketable securities	$137,011	$137,268
Accounts receivable, net	55,672	73,900
Inventories	10,728	7,563
Prepaid expenses and other current assets	19,646	18,581

Total current assets	223,057	237,312

Fixed assets, net	21,797	19,678
Goodwill and intangible assets, net	263,759	266,280
Deferred income taxes	8,065	9,211
Long-term marketable securities	22,438	16,823
Other assets	2,285	2,872

Total assets	$541,401	$552,176

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$8,719	$10,161
Accrued compensation	23,766	31,585
Accrued other	7,292	8,370
Deferred revenue	88,319	95,055

Total current liabilities	128,096	145,171

Other long-term liabilities	6,670	6,497
Deferred tax liability	979	941
Accrued long-term retirement benefits	1,575	1,757
Long-term deferred revenue	21,294	25,907

Total liabilities	158,614	180,273

Stockholders' equity:
Common stock	50	49
Additional paid-in capital	263,887	253,202
Accumulated other comprehensive income	2,082	671
Treasury stock, at cost	(99,829)	(83,480)
Retained earnings	216,597	201,461

Total stockholders' equity	382,787	371,903

Total liabilities and stockholders' equity	$541,401	$552,176

CONTACT:
NetScout Systems, Inc.
Catherine Taylor, 978-614-4286
Director of Investor Relations
IR@netscout.com